                          SWAP TRANSACTION CONFIRMATION
                                    (REVISED)

TO:      Springs Industries, Inc.

ATTN:    Mr. Samuel J. Ilardo

FAX:     (803) 547-3707

FROM:    Betty A. Scott
         Wachovia Bank of Georgia
         Derivatives Processing Unit

DATE:    September 7, 1995


The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Wachovia Bank of Georgia, N.A. ("Wachovia") and Springs Industries, Inc. ("Company") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement (as defined below).

The definitions and provisions contained in the 1991 ISDA Definitions published by the International Swap Dealers Association, Inc. (the "Definitions") are incorporated into this confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to the Master Agreement dated as of May 18, 1995, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement will govern this Confirmation except as expressly modified below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

A.                                           TRADE DETAILS

INITIAL NOTIONAL AMOUNT:                     $20,000,000
                                             (See Attached Schedule)

TRADE DATE:                                  September 5, 1995

EFFECTIVE DATE:                              September 8, 1994

TERMINATION DATE:                            September 8, 2005

FIXED AMOUNTS:

         Fixed Rate Payer:                   Springs Industries, Inc.

         Fixed Rate Payer Payment Dates:     Each December 8, March 8, June 8,
                                             and September 8, commencing
                                             December 8, 1995, up to and
                                             including the Termination Date
                                             subject to adjustment in accordance
                                             with the Modified Following
                                             Business Day Convention

         Fixed Rate:                         6.39%

         Fixed Rate Day Count Fraction:      Actual / 360

FLOATING AMOUNTS:

         Floating Rate Payer:                Wachovia

         Floating Rate Payer
           Payment Dates:                    Each December 8, March 8, June 8,
                                             and September 8, commencing
                                             December 8, 1995, up to and
                                             including the Termination Date
                                             subject to adjustment in accordance
                                             with the Modified Following
                                             Business Day Convention

         Floating Rate for Initial
           Calculation Period:               5.9141%

         Floating Rate Option:               USD-LIBOR-BBA

         Designated Maturity:                Three Month

         Floating Rate Day Count Fraction:   Actual / 360

         Reset Dates:                        Each December 8, March 8, June 8,
                                             and September 8, commencing
                                             December 8, 1995, and ending on
                                             the Termination Date

BUSINESS DAYS:                               New York and London

CALCULATION AGENT:                           Wachovia Bank of Georgia, N.A.

B.                                         ACCOUNT DETAILS

PAYMENTS TO WACHOVIA:

         Payments to Wachovia:             Wachovia Bank of Georgia, N.A.
         Fed  Routing No.:                 ABA No: 061-000010
         For the Account of                a/c no: 18171498
         Account  Number:                  Money Transfer Suspense
         Attention:                        Betty Scott

PAYMENTS TO SPRINGS INDUSTRIES, INC.:
         Payments to the Company           Wachovia Bank of North Carolina, N.A.
         Fed  Routing No.:                 053100494
         For the Account of:               Springs Industries, Inc.
         Account Number:                   1866148975
         Attention:                        Ms. Ruby Hinson

C.                                         OFFICES

WACHOVIA BANK OF GEORGIA, N.A.:            191 Peachtree Street
                                           Atlanta, Georgia 30303

                              Telephone    (404) 332-6970

                              Fax          (404) 332-1354

SPRINGS INDUSTRIES, INC.:                  P.O. Box 70
                                           Fort Mill, South Carolina 29716

                              Telephone    (803) 547-1577

                              Fax          (803) 547-3707


3. THE COMPANY HAS CONSULTED, TO THE EXTENT IT HAS DEEMED NECESSARY, WITH ITS LEGAL, TAX AND FINANCIAL ADVISORS REGARDING ITS DECISION TO ENTER INTO THE SWAP TRANSACTION AND HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF, AND HAS OBTAINED ALL REQUESTED INFORMATION FROM, WACHOVIA CONCERNING THE SWAP TRANSACTION. THE COMPANY HAS MADE ITS OWN INDEPENDENT DECISION TO ENTER INTO THE SWAP TRANSACTION BASED UPON IT OWN JUDGMENT, WITH FULL UNDERSTANDING OF THE ECONOMIC, LEGAL AND OTHER RISKS ASSOCIATED WITH THE SWAP TRANSACTION (WHICH RISKS IT IS WILLING TO ASSUME) AND IS ENTERING INTO THE SWAP TRANSACTION WITHOUT RELYING UPON ANY ADVICE (ORAL OR WRITTEN) OR PROJECTIONS PROVIDED BY WACHOVIA. THE COMPANY UNDERSTANDS THAT WACHOVIA IS RELYING ON THE STATEMENTS MADE BY THE COMPANY IN THIS PARAGRAPH IN ENTERING INTO THE SWAP TRANSACTION.

Please confirm that the foregoing correctly sets out the terms of our agreement by signing a copy of this Confirmation and returning it to us within two Business Days.



Wachovia Bank of Georgia, N.A.          Springs Industries, Inc.



By: /s/Richard A. Oglesby, Jr.          By: /s/Samuel J. Ilardo
   -------------------------------         -------------------------------------
Name:  Richard A. Oglesby, Jr.          Name:  Samuel J. Ilardo
Title: Vice President                   Title: Treasurer

Wachovia Capital Markets

         Amortization Schedule

         8-Dec-95         $20,000,000.00
         8-Mar-96          20,000,000.00
         8-Jun-96          20,000,000.00
         8-Sep-96          20,000,000.00
         8-Dec-96          20,000,000.00
         8-Mar-97          20,000,000.00
         8-Jun-97          20,000,000.00
         8-Sep-97          20,000,000.00
         8-Dec-97          20,000,000.00
         8-Jun-98          20,000,000.00
         8-Sep-98          20,000,000.00
         8-Dec-98          19,285,714.29
         8-Mar-99          18,571,428.58
         8-Jun-99          17,857,142.87
         8-Sep-99          17,142,857.16
         8-Dec-99          16,428,571.45
         8-Mar-00          15,714,285.74
         8-Jun-00          15,000,000.03
         8-Sep-00          14,285,714.32
         8-Dec-00          13,571,428.61
         8-Mar-01          12,857,142.90
         8-Jun-01          12,142,857.19
         8-Sep-01          11,428,571.48
         8-Dec-01          10,714,285.77
         8-Mar-02          10,000,000.06
         8-Jun-02           9,285,714.35
         8-Sep-02           8,571,428.64
         8-Dec-02           7,857,142.93
         8-Mar-03           7,142,857.22
         8-Jun-03           6,428,571.51
         8-Sep-03           5,714,285.80
         8-Dec-03           5,000,000.09
         8-Mar-04           4,285,714.38
         8-Jun-04           3,571,428.67
         8-Sep-04           2,857,142.96
         8-Dec-04           2,142,857.25
         8-Mar-05           1,428,571.54
         8-Jun-05             714,285.83
         8-Sep-05